Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 1998





                  MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



         Delaware                      033-24935                52-1605434
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


  10400 Fernwood Road, Bethesda, MD                   20817-1109
(Address of principal executive office)               (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070













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ITEM 5.       OTHER EVENTS

On October 1, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that the proposed Consolidation to form a new REIT focused on limited service hotels is no longer being pursued. In addition, the letter informs the Limited Partners that, to date, there have been no acceptable offers from third parties to purchase the Partnership's hotels. Such a letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated October 1, 1998.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                     MARRIOTT RESIDENCE INN II
                     LIMITED PARTNERSHIP

                     By:    MARRIOTT RIBM TWO CORPORATION
                            General Partner



October 9, 1998      By:    /s/ Earla L. Stowe
                            ------------------
                            Name:    Earla L. Stowe
                            Title:   Vice President and Chief Accounting Officer